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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 30, 2003


                           CURTISS WRIGHT CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


       Delaware                    1-134                       13-0612970
       --------

    State or Other             Commission File                IRS Employer
   Jurisdiction of                 Number                   Identification No.
  Incorporation or
    Organization


                   4 Becker Farm Road
                   Roseland, New Jersey                     07068
                   --------------------                     -----
                 Address of Principal Executive Offices    Zip Code


       Registrant's telephone number, including area code: (973) 597-4700
                                                           --------------





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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

        99.1 Press Release dated October 30, 2003


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On October 30, 2003, Curtiss-Wright Corporation (the "Company") issued a press release announcing financial results for the quarter ended September 30, 2003. A copy of this press release is attached hereto as Exhibit 99.1. The information contained in this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this report shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.




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                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                    CURTISS WRIGHT CORPORATION


                                                    By: /s/ Glenn E. Tynan
                                                        --------------------
                                                        Glenn E. Tynan
                                                        Vice-President and
                                                        Chief Financial Officer


Date:  October 27, 2003



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                                 EXHIBIT INDEX

  Exhibit
   Number                                            Description

   99.1                                 Press Release, dated October 30, 2003.




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